Exhibit No. 99

                            WFMBS MORTGAGE LOAN POOL
                  20-YEAR THROUGH 30-YEAR 3/1 INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2002-E
                            POOL PROFILE (07/31/2002)

                                              3/1 POOL            TOLERANCE
AGGREGATE PRINCIPAL BALANCE                  $750,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Sep-02                   N/A
INTEREST RATE RANGE                         4.000 - 6.250                   N/A
GROSS WAC                                          5.366%          (+/- 7.5 bps)
WEIGHTED AVERAGE SERVICE FEE                       25 BPS
                                              OR 37.5 BPS
MASTER SERVICING FEE                              1.7 bps on Securitization only
WAM (in months)                                       359         (+/- 2 months)

WALTV                                                 62%          (maximum +5%)

CALIFORNIA %                                          86%          (maximum +5%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  7%         (maximum  +3%)

AVERAGE LOAN BALANCE                             $511,011     (maximum +$50,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,000,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                   8%         (maximum  +5%)

PRIMARY RESIDENCE %                                  100%          (minimum -5%)

SINGLE-FAMILY DETACHED %                              94%          (minimum -5%)

FULL DOCUMENTATION %                                  61%          (minimum -5%)

WEIGHTED AVG FICO                                     737           (minimum -8)

UNINSURED > 80% LTV %                                  0%          (maximum +3%)

RELOCATION %                                           5%          (minimum -5%)

WEIGHTED AVG GROSS MARGIN                          2.250%            (+/- 5 bps)

WEIGHTED AVG LIFETIME CAP                         11.366%          (+/- 7.5 bps)

WEIGHTED AVG MONTHS TO 1ST ADJUSTMENT DATE             35         (+/- 2 months)

INTEREST ONLY %                                        0%          (maximum +5%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                  20-YEAR THROUGH 30-YEAR 3/1 INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2002-E
                               PRICING INFORMATION
                            POOL PROFILE (07/31/2002)

COLLATERAL              All Mortgage Loans will Index off the One Year Libor.
                        None of the Mortgage Loans have a convertibility feature. Each Mortgage Loan has a 2% Initial Rate Cap &
                        2% for each Adjustment thereafter. Each Mortgage Loan has a 6% Lifetime Rate Cap.

RATING AGENCIES         TBD by Wells Fargo

PASS THRU RATE          Net WAC or Ratio Stripped/Variable

STRUCTURE               TO CONFORM TO WFMBS 2001-34 or 2002-B EXCEPT AS NOTED
                        BELOW (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                    10-Sep-02     10:00 AM

PRICING DATE                                              01-Aug-02

SETTLEMENT DATE                                           27-Sep-02

ASSUMED SUB LEVELS                                  Rating Agency      AGG Level
Levels and Rating Agencies for             AAA       Moody's/S&P         2.95%
2002-E to be determined by                  AA           S&P             1.30%
Wells Fargo                                  A           S&P             0.80%
                                           BBB           S&P             0.50%
                                            BB           S&P             0.30%
                                             B           S&P             0.15%

WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:

      - WELLS FARGO BANK MINNESOTA, N.A. REPLACED FIRST UNION BANK AS CUSTODIAN ONLY.

NOTE: PLEASE NOTE THE FOLLOWING SPECIFICS OF THE 2002-E STRUCTURE:

1.7 BPS MASTER SERVICING FEE STRIP

CLASS A OPTIMAL AMT: CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED
LOAN

CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST DETEMINATION DATE FOR CALC'D CLASS A PP%

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Gretchen Markley (301) 846-8356
                                                 Mike Miller (301) 815-6397

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                           WFASC DENOMINATION POLICY

                                          MINIMUM       PHYSICAL     BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES    DENOMINATION  CERTIFICATES  CERTIFICATES
------------------------------------    ------------  ------------  ------------
                                           (1)(4)

CLASS A

PAC, TAC, Scheduled, Accrual,
Sequential, Floaters, NAS, Non-complex
components (subject to reasonable
prepayment support)                        $25,000      Allowed       Allowed

Companion classes for PAC, TAC,
Scheduled Classes                         $100,000      Allowed       Allowed

Inverse Floater, PO, Subclasses of the
Class A that provide credit protection
to the Class A, Complex
multi-component certificates              $100,000      Standard    Upon Request

Notional and Nominal Face IO                 (2)        Standard    Upon Request

Residual Certificates                        (3)        Required    Not Allowed

All other types of Class A Certificates      (5)           (5)          (5)

CLASS B (Investment Grade)                $100,000      Allowed       Allowed

CLASS B (Non-Investment Grade)            $250,000      Required    Not Allowed

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticat

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.